Exhibit 10.1
Execution Copy
Ferrellgas Partners, L.P.
4,500,000 Common Units
Representing Limited Partner Interests
Underwriting Agreement
February 3, 2009

Underwriting Agreement
February 3, 2009
UBS Securities LLC
Barclays Capital Inc.
Wachovia Capital Markets, LLC
     as Representatives of the several Underwriters
     listed in Schedule A hereto
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          Ferrellgas Partners, L.P., a Delaware limited partnership (the “Partnership”), proposes to issue and sell to the underwriters named in Schedule A attached hereto (the “Underwriters”), for whom UBS Securities LLC (“UBS”), Barclays Capital Inc. and Wachovia Capital Markets, LLC are acting as the representatives (the “Representatives”), an aggregate of 4,500,000 common units (the “Firm Units”) representing limited partner interests in the Partnership (“Common Units”). In addition, the Partnership proposes to grant to the Underwriters the option to purchase from the Partnership up to an additional 675,000 Common Units (the “Additional Units”), solely for the purpose of covering over-allotments. The Firm Units and the Additional Units are hereinafter collectively referred to as the “Units.” The Units are described in the Prospectus which is referred to below.
          This agreement (the “Agreement”) is to confirm the agreement among the Partnership, Ferrellgas, L.P., a Delaware limited partnership (the “Operating Partnership”), and Ferrellgas, Inc., a Delaware corporation and the general partner of the Partnership and the Operating Partnership (the “General Partner” and, together with the Partnership and the Operating Partnership, the “Ferrellgas Parties”), on the one hand, and the Underwriters, on the other hand, concerning the purchase of the Units from the Partnership by the Underwriters.
          The Partnership has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-132337) under the Act, including a prospectus, which registration statement incorporates by reference documents which the Partnership has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). Such registration statement has become effective under the Act.
          Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement Form S-3 (File No. 333-132337), as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Units pursuant to Rule 462(b) under the Act.
          The Partnership has furnished to the Representatives, for use by the Underwriters and by dealers in connection with the offering of the Units, copies of one or more preliminary prospectus supplements, and the documents incorporated by reference therein, relating to the Units. Except where the context otherwise requires, “Pre-Pricing Prospectus,” as used herein, means each such preliminary prospectus supplement, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished to the Representatives by the Partnership and attached to or used with such preliminary prospectus supplement. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means any such basic prospectus and any basic prospectus furnished to the Representatives by the Partnership and attached to or used with the Prospectus Supplement (as defined below).
          Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement relating to the Units filed by the Partnership with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) and in the form furnished by the Partnership to the Representatives for use by the Underwriters and by dealers in connection with the offering of the Units.
          Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.
          “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B-1 attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Units contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act). The Underwriters have not offered or sold and will not offer or sell, without the Partnership’s consent, any Units by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.
          “Covered Free Writing Prospectuses,” as used herein, means (i) each “issuer free writing prospectus” (as defined in Rule 433 under the Act), if any, relating to the Units that is not a Permitted Free Writing Prospectus and (ii) each Permitted Free Writing Prospectus.
          “Disclosure Package,” as used herein, means any Pre-Pricing Prospectus or Basic Prospectus, in either case together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, and the information set forth on Schedule B-2 attached hereto.

          Any reference herein to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.
          As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.
          The Ferrellgas Parties and the Underwriters agree as follows:
     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Partnership agrees to issue and sell to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Partnership, the number of Firm Units set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of $14.01 per Unit. The Partnership is advised by the Representatives that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Units as soon after the effectiveness of this Agreement as in their judgment is advisable and (ii) initially to offer the Firm Units upon the terms set forth in the Prospectus. The Representatives may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.
          In addition, the Partnership hereby grants to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Partnership, ratably in accordance with the number of Firm Units to be purchased by each of them, all or a portion of the Additional Units as may be necessary to cover over-allotments made in connection with the offering of the Firm Units, at the same purchase price per Unit to be paid by the Underwriters to the Partnership for the Firm Units. The Over-Allotment Option may be exercised by the Representatives on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus Supplement, by written notice to the Partnership. Such notice shall set forth the aggregate number of Additional Units as to which the Over-Allotment

Option is being exercised and the date and time when the Additional Units are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Units to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Units being purchased as the number of Firm Units set forth opposite the name of such Underwriter on Schedule A attached hereto bears to the total number of Firm Units, subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional Units and subject to adjustment in accordance with Section 8 hereof.
     2. Payment and Delivery. Payment of the purchase price for the Firm Units shall be made to the Partnership by Federal Funds wire transfer against electronic delivery of the Firm Units in book entry form to the Representatives through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 9:00 A.M., Houston, Texas time, on February 6, 2009 (the “Closing Date”) (unless another time shall be agreed to by the Representatives and the Partnership or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm Units shall be made to the Representatives at the time of purchase in such names and in such denominations as they shall specify.
          Payment of the purchase price for the Additional Units shall be made at the additional time of purchase in the same manner and at the same office and time of day as the payment for the Firm Units. Electronic transfer of the Additional Units shall be made to the Representatives at the additional time of purchase in such names and in such denominations as they shall specify.
          Delivery of the documents described in Section 6 hereof with respect to the purchase of the Firm Units and any purchase of Additional Units shall be made at the offices of Andrews Kurth LLP, at 600 Travis, Suite 4200, Houston, Texas, at 9:00 A.M., Houston, Texas time, on the Closing Date and the date of the closing of any purchase of Additional Units.
     3. Representations and Warranties of the Ferrellgas Parties. Each of the Ferrellgas Parties, jointly and severally, represents and warrants to and agrees with each of the Underwriters that:
     (a) Effectiveness of the Registration Statement. The Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Units pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Units; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the

Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Ferrellgas Parties’ knowledge, are contemplated by the Commission;
     (b) Compliance with the Act; No Material Misstatements or Omissions. The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Units, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Units as contemplated hereby have been satisfied; the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Act); the Ferrellgas Parties have not received from the Commission a notice, pursuant to Rule 401(g)(2), of objection to the use of the automatic shelf registration statement form; as of the determination date applicable to the Registration Statement (and any amendment thereof) and the offering contemplated hereby, and as of each time, if any, an “offer by or on behalf of” (within the meaning of Rule 163 under the Act) the Partnership was made prior to the initial filing of the Registration Statement, the Partnership is and was a “well-known seasoned issuer” as defined in Rule 405 under the Act; the Registration Statement meets, and the offering and sale of the Units as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied at the time it was filed with the Commission, and complies as of the date hereof, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied as of its date and the date it was filed with the Commission, complies as of the date hereof and, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Units, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the time of purchase did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date of the Prospectus Supplement, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Units, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Units did or will the Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of the earliest use of any Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or conflict with the information contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus Supplement or the Prospectus; provided, however, that the Ferrellgas Parties make no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus; and each Incorporated Document, at the time such document was filed, or will be filed, with the Commission or at the time such document became or becomes effective, as applicable, complied or will comply, in all material respects, with the requirements of the Exchange Act and did not or will not, as applicable, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (c) Other Offering Documents. Prior to the execution of this Agreement, the Partnership has not, directly or indirectly, offered or sold any Units by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Units, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Partnership has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Act; assuming that any such Permitted Free Writing Prospectus is so used or referred to after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the use of or reference to any Permitted Free Writing Prospectus by any Underwriter will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the Registration Statement, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Partnership nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Units, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Partnership is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Units contemplated hereby, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Partnership be considered an “ineligible issuer”; and the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Units contemplated hereby is solely the property of the Partnership;
     (d) FINRA Exemption. In accordance with Conduct Rule 2710(b)(7)(C)(i) of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the offering of the Units has been registered with the Commission on Form S-3 under the Act pursuant to the standards for such Form S-3 prior to October 21, 1992 and offered pursuant to Rule 415 adopted under the Act;
     (e) Formation and Qualification of the General Partner. The General Partner has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the state of Delaware, with full corporate power and authority to own or lease its properties, to conduct its business and to act as the general partner of the Partnership and the Operating Partnership, in each case as described in the Disclosure Package and the Prospectus, and has been duly qualified or registered as a foreign corporation for the transaction of business in, and is in good standing under the laws of, each jurisdiction in which its ownership or lease of property or conduct of business requires such qualification or registration (as set forth in Schedule C attached hereto), except for any such failures to be so qualified or registered and in good standing that would not, individually or in the aggregate, (i) reasonably be expected to have a material adverse effect upon the business, prospects, condition (financial or otherwise), assets or results of operations of the Ferrellgas Parties, taken as a whole (a “Material Adverse Effect”), or (ii) subject the Partnership or the holders of Common Units to any material liability or disability;
     (f) Formation and Qualification of the Partnership and the Operating Partnership. Each of the Partnership and the Operating Partnership has been duly formed and is validly existing and in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “Delaware Act”), with full partnership power and authority to own or lease its properties and to conduct its business, in each case as described in the Disclosure Package and the Prospectus, and has been duly qualified or registered as a foreign limited partnership for the transaction of business in, and is in good standing under the laws of, each jurisdiction in which its ownership or lease of property or conduct of business requires such qualification or registration (as set forth in Schedule C attached hereto), except for any such failures to be so qualified or registered and in good standing that would not, individually or in the aggregate, (i) reasonably be expected to have a Material Adverse Effect or (ii) subject the Partnership or the holders of Common Units to any material liability or disability;
     (g) Ownership of the General Partner. Ferrell Companies, Inc. (“FCI”) is the sole stockholder of the General Partner, holding 100% of the issued and outstanding shares of capital stock of the General Partner; such shares of capital stock have been duly authorized and validly issued and are fully paid and non-assessable; and FCI owns such             shares of capital stock free and clear of all liens, encumbrances, charges or claims (“Liens”) (except for any such Liens that are not, individually or in the aggregate, material to the ownership, use or value of such shares of capital stock or as disclosed in Disclosure Package and the Prospectus);
     (h) General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership, with a general partner interest in the Partnership of 1.0%, and holds all of the incentive distribution rights of the Partnership (the “Incentive Distribution Rights”); such general partner interest and Incentive Distribution Rights have been duly authorized and validly issued in accordance with the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (as it may be further amended and/or restated at or prior to the time of purchase or any additional time of purchase, the “Partnership Agreement”) and are fully paid (to the extent required by the Partnership Agreement); and the General Partner owns such general partner interest and Incentive Distribution Rights free and clear of all Liens (except (i) for any such Liens that are not, individually or in the aggregate, material to the ownership, use or value of such general partner interest, (ii) as disclosed in Disclosure Package and the Prospectus or (iii) for restrictions on transferability contained in the Partnership Agreement);
     (i) Limited Partner Interests in the Partnership. The limited partners of the Partnership hold Common Units in the Partnership representing an aggregate 99.0% limited partner interest; such limited partner interest consists of (as of February 3, 2009 and excluding the Units) (i) 38,531,362 publicly-traded Common Units (representing an approximate 61% limited partner interest), (ii) 20,327,666 Common Units (representing an approximate 32% limited partner interest) owned by Ferrell Companies, Inc., (iii) 4,333,475 Common Units (representing an approximate 7% limited partner interest) beneficially owned by James E. Ferrell, (iv) 195,686 Common Units (representing an a less than 1% limited partner interest) owned by FCI Trading Corp. and (v) 51,204 Common Units (representing a less than 1% limited partner interest) owned by Ferrell Propane, Inc. (such Common Units, collectively, the “Existing Units”); the Existing Units are the only limited partner interests of the Partnership that are issued and outstanding; all of the Existing Units have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid and non-assessable (except as non-assessability may be affected by certain provisions of the Delaware Act); and all of the Existing Units have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;
     (j) General Partner Interest in the Operating Partnership. The General Partner is the sole general partner of the Operating Partnership, with a general partner interest in the Operating Partnership of 1.0101%; such general partner interest has been duly authorized and validly issued in accordance with the Third Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as it may be further amended and/or restated at or prior to the time of purchase or any additional time of purchase, the “Operating Partnership Agreement”) and is fully paid (to the extent required by the Operating Partnership Agreement); and the General Partner owns such general partner interest free and clear of all Liens (except (i) for any such Liens that are not, individually or in the aggregate, material to the ownership, use or value of such general partner interest, (ii) as disclosed in Disclosure Package and the Prospectus or (iii) for restrictions on transferability contained in the Operating Partnership Agreement);
     (k) Limited Partner Interest in the Operating Partnership. The Partnership is the sole limited partner of the Operating Partnership, with a limited partner interest of 98.9899%; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid and non-assessable (except as such non-assessability may be affected by certain provisions of the Delaware Act); and the Partnership owns such limited partner interest free and clear of all Liens (except (i) for any such Liens that are not, individually or in the aggregate, material to the ownership, use or value of such limited partner interest, (ii) as disclosed in Disclosure Package and the Prospectus or (iii) restrictions on transferability contained in the Operating Partnership Agreement). No options, warrants or other rights to purchase, agreements or other obligations to issue or rights to convert any obligation into any equity interest in the Operating Partnership are outstanding, and there are no restrictions upon the voting or transfer of any limited partner interests in the Operating Partnership;
     (l) Subsidiaries. None of the Ferrellgas Parties has any subsidiaries (other than the Partnership and the Operating Partnership) that, individually or considered as a whole, would be deemed to be a “significant subsidiary” (as defined in Rule 405 under the Act);

     (m) NYSE Listing. The Units are duly listed and admitted and authorized for trading, subject to official notice of issuance, on the NYSE; and the Ferrellgas Parties have not received any notice from the NYSE regarding the delisting of the Common Units from the NYSE;
     (n) Valid Issuance of the Units. The Units and the limited partner interests represented thereby have been duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor as provided herein, will be validly issued, fully paid (to the extent required by the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by certain provisions of the Delaware Act); other than the Existing Units and any Common Units that may be issued pursuant to Section 4(p) hereof, the Units will be the only limited partner interests of the Partnership issued and outstanding at the time of purchase and each additional time of purchase; the issuance and delivery of the Units against payment therefor as provided herein will not violate any restriction upon the transfer thereof or any preemptive right, resale right, right of first refusal or similar right existing pursuant to or under the Delaware Act, the Partnership’s certificate of limited partnership, the Partnership Agreement or any agreement or other instrument to which any of the Ferrellgas Parties or any of their affiliates is a party or by which any of them may be bound or affected; and the Units, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof existing pursuant to or under the Delaware Act, the Partnership’s certificate of limited partnership, the Partnership Agreement or any agreement or other instrument to which any of the Ferrellgas Parties or any of their affiliates is a party or by which any of them may be bound or affected;
     (o) Conformity of Units to Description; Unit Certificates. The Units, when issued and delivered against payment therefor as provided herein, will conform in all material respects to the description thereof contained or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus, the Preliminary Prospectus, the Prospectus and any Permitted Free Writing Prospectuses; and the certificates for the Units are in due and proper form;
     (p) Authority and Authorization. The Ferrellgas Parties have all requisite power and authority to execute and deliver this Agreement and perform their obligations hereunder; the Partnership has all requisite power and authority under the Partnership Agreement and the Delaware Act to issue, sell and deliver the Units in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement, the Disclosure Package, the Preliminary Prospectus and the Prospectus; and at the time of purchase and each additional time of purchase, all partnership or corporate action, as the case may be, required to be taken by the Ferrellgas Parties or any of their partners or securityholders for the authorization, issuance, sale and delivery of the Units and the consummation of the transactions contemplated by this Agreement shall have been validly taken;

     (q) Authorization, Execution and Delivery of this Agreement. This Agreement has been duly authorized, executed and delivered by each of the Ferrellgas Parties;
     (r) Operating Agreements. The Partnership Agreement has been duly authorized, executed and delivered by the General Partner for itself and as attorney-in-fact for each of the limited partners of the Partnership pursuant to the powers of attorney granted by the Partnership Agreement, and is a valid and legally binding agreement of the General Partner and the Partnership, enforceable against the General Partner and the Partnership in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership and is a valid and legally binding agreement of the General Partner and the Partnership, enforceable against the General Partner and the Partnership in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;
     (s) Defaults. No Ferrellgas Party is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its formation, governing or other organizational documents, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or (v) any decree, judgment or order applicable to it or any of its properties, except in the case of clauses (ii) through (v) for any such breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, affect the validity of the Units or prevent or materially interfere with the consummation of the transactions contemplated by this Agreement;
     (t) Conflicts. The execution, delivery and performance of this Agreement, the issuance and sale of the Units and the consummation of the transactions contemplated hereby do not and will not conflict with, result in any breach or violation of, constitute a default under (or constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under), or result in the creation or imposition of a Lien on any property or assets of the Ferrellgas Parties pursuant to (i) the formation, governing or other organizational documents of any of the Ferrellgas Parties, (ii) any indenture, mortgage, deed of trust, bank loan, credit agreement, other evidence of indebtedness, license, lease, contract or other agreement or instrument to which any of the Ferrellgas Parties is a party or by which any of the Ferrellgas Parties or any of their respective properties or assets may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule, (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or (v) any decree, judgment or order applicable to any of the Ferrellgas Parties or any of their respective properties or assets, except in the case of clauses (ii) through (v) for any such breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, affect the validity of the Units or prevent or materially interfere with the consummation of the transactions contemplated by this Agreement;
     (u) Consents. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the securityholders of the Ferrellgas Parties (each, a “Consent”), is required in connection with the issuance and sale of the Units or the consummation by the Ferrellgas Parties of the transactions contemplated hereby, other than (i) registration of the Units under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Underwriters, (iii) under the rules and regulations of FINRA, (iv) approval of the Subsequent Listing Application filed by the Partnership with the NYSE in connection with the offering of the Units and delivery of official notice of issuance of the Units to the NYSE and (v) Consents that have been, or prior to the time of purchase will be, obtained;
     (v) Preemptive Rights, Registration Rights, Options or Other Rights. All equity interests in the Ferrellgas Parties were issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, and except for the Registration Rights Agreement, dated December 17, 1999, by and between the Partnership and Williams Natural Gas Liquids, Inc., as amended (the “Registration Rights Agreement”) (i) no person has the right, contractual or otherwise, to cause the Partnership to issue or sell to it any Common Units or other equity interests in the Partnership, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Common Units or other equity interests in the Partnership, (iii) no person has the right to act as an underwriter or as a financial advisor to the Partnership in connection with the offer and sale of the Units, (iv) there are no restrictions upon the voting or transfer of any limited partner interest in the Partnership and (v) other than pursuant to the Partnership Agreement, no person has the right, contractual or otherwise, to cause the Partnership to register under the Act any Common Units or other equity interests in the Partnership, or to include any such Common Units or interests in the Registration Statement or the offering contemplated thereby; and any rights existing pursuant to the Registration Rights Agreement to cause the Partnership to register under the Act any Common Units or other equity interests in the Partnership, or to include any such Common Units or interests in the Registration Statement or the offering contemplated thereby, have been waived;
     (w) Permits. Each of the Ferrellgas Parties has all necessary licenses, authorizations, consents and approvals (each, a “Permit”), has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary Permits from other persons, in order to conduct its business, except for any failures to have such Permits or make such filings that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no Ferrellgas Entity is in violation of or default under, or has received notice of any proceedings relating to revocation or modification of, any such Permit or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to such Ferrellgas Party, except for any such violations, defaults, revocations or modifications that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
     (x) Litigation. Except as described in the Disclosure Package and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Ferrellgas Parties’ knowledge, threatened or contemplated to which the Ferrellgas Parties are or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), except for any such actions, suits, claims, investigations or proceedings that, if resolved adversely to any Ferrellgas Party, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or prevent or materially interfere with consummation of the transactions contemplated hereby;
     (y) Disclosure Regarding Certain Matters. There are no legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, properties, leases or documents of a character required to be described in the Registration Statement, the Disclosure Package or the Prospectus or filed as exhibits to the Registration Statement or any Incorporated Document that have not been so described or filed as required; and the statements included in the Registration Statement, the Disclosure Package and the Prospectus (i) under the headings “Description of Common Units,” insofar as they purport to constitute a summary of the terms of the Common Units, and (ii) under the heading “Tax Consequences,” “Investment in Us by Employee Benefit Plans” and “Summary of Certain Tax Consequences,” insofar as they purport to constitute a summary of the consequences to holders of Common Units under United States federal tax laws and ERISA (as defined below), are fair and accurate summaries thereof in all material respects;
     (z) Independent Registered Public Accountants. Deloitte & Touche LLP, whose reports on the consolidated financial statements of the Partnership and its subsidiaries are incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;
     (aa) Financial Statements. The financial statements incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the entities referenced thereby as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity or partners’ capital, as the case may be, of the entities referenced thereby for the periods specified; such financial statements have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved, except to the extent disclosed therein; any pro forma financial statements or data incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus comply with the requirements of the Act and the Exchange Act, the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Ferrellgas Parties and their affiliates, except to the extent disclosed therein; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus that are not so included or incorporated by reference as required; Ferrellgas Parties do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; and all disclosures included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;
     (bb) Unit Options. Except as disclosed in the Registration Statement (excluding the exhibits thereto), the Disclosure Package and the Prospectus, each stock or unit option granted under the Partnership’s Unit Option Plan or FCI’s Incentive Compensation Plan (each, an “Option Plan”) was granted with a per share or per unit exercise price no less than the fair market value per share or Common Unit on the grant date of such option, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant; and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each such option (i) was granted in compliance with applicable law and with the applicable Option Plan, (ii) was duly approved by the board of directors (or a duly authorized committee thereof) of the General Partner or FCI, as applicable, and (iii) has been properly accounted for in the financial statements of the Ferrellgas Parties in accordance with U.S. generally accepted accounting principles and disclosed in the their respective filings with the Commission;
     (cc) Material Adverse Changes. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has been no (i) event or development that has had, or would reasonably be expected to have, a Material Adverse Effect, (ii) transaction that is material to the Ferrellgas Parties taken as a whole, (iii) obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by any of the Ferrellgas Parties that is material to the Ferrellgas Parties taken as a whole, (iv) change in the capitalization, ownership or outstanding indebtedness of any of the Ferrellgas Parties or (v) dividend or distribution of any kind declared, paid or made on securities of the Ferrellgas Parties;
     (dd) Lock-Up Agreements. Each of the Ferrellgas Parties has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A attached hereto, of each of its directors, “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act) and securityholders named in Exhibit A-1 attached hereto;
     (ee) Investment Company. Each of the Ferrellgas Parties is and, after giving effect to the offering and sale of the Units and the application of the proceeds thereof, will be exempt from regulation as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (ff) Title. Each of the Ferrellgas Parties has good and valid title to all real property and good title to all personal property described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by it, free and clear of all Liens, except for any such Liens that would not reasonably be expected to materially affect the value thereof or materially interfere with the use of such properties, taken as a whole; and all the property described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Ferrellgas Parties is held thereby under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use of such properties, taken as a whole;
     (gg) Intellectual Property. Each of the Ferrellgas Parties owns or possesses all inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by it or which are necessary for the conduct of, or material to, its businesses (collectively, the

“Intellectual Property”), except for any such failures to own or license such Intellectual Property that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and the Ferrellgas Parties have not received any claims to the contrary or any challenges by any other person to the rights of the Ferrellgas Parties with respect to the Intellectual Property, or any notices of any infringement of the rights of others with respect to the Intellectual Property, that, if resolved adversely to any Ferrellgas Party, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;
     (hh) Labor and Employment Matters. Except for matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) none of the Ferrellgas Parties is engaged in any unfair labor practice, (ii) there is (A) no unfair labor practice complaint pending or, to the Ferrellgas Parties’ knowledge, threatened against any of the Ferrellgas Parties before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Ferrellgas Parties’ knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Ferrellgas Parties’ knowledge, threatened against any of the Ferrellgas Parties and (C) no union representation dispute currently existing concerning the employees of any of the Ferrellgas Parties, (ii) to the Ferrellgas Parties’ knowledge, no union organizing activities are currently taking place concerning the employees of any of the Ferrellgas Parties and (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of any of the Ferrellgas Parties;
     (ii) Environmental Compliance. The Ferrellgas Parties and their respective properties, assets and operations are in compliance with, and the Ferrellgas Parties hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except for any such failures to so comply or to hold such permits, authorizations or approvals that would not, individually or in the aggregate, have a Material Adverse Effect; there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against the Ferrellgas Parties or any of their subsidiaries or any of their respective properties relating to Hazardous Materials or any Environmental Laws; and except as would not, individually or in the aggregate, have a Material Adverse Effect, none of the Ferrellgas Parties (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Ferrellgas Parties’ knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below). As used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials. As used herein, “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law;
     (jj) Taxes. All tax returns required to be filed by the Ferrellgas Parties have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;
     (kk) ERISA Compliance. None of the following events has occurred or exists with respect to any of the Ferrellgas Parties: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to any Plan (as defined below), determined without regard to any waiver of such obligations or extension of any amortization period, that would reasonably be expected to have a Material Adverse Effect; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees of the Ferrellgas Parties that would reasonably be expected to have a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees of any of the Ferrellgas Parties by such Ferrellgas Party that would reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which any of the Ferrellgas Parties may have any liability;
     (ll) Insurance. The Ferrellgas Parties maintain insurance covering their respective properties, operations, personnel and businesses as they reasonably deem adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Ferrellgas Parties and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; and none of the Ferrellgas Parties has reason to believe that it will not be able to renew any such insurance as and when such insurance expires;
     (mm) Non-Renewal of Contracts; Third Party Defaults. None of the Ferrellgas Parties has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Ferrellgas Parties or, to the Ferrellgas Parties’ knowledge, any other party to any such contract or agreement. To the knowledge of the Ferrellgas Parties, no third party to any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to or by which any of the Ferrellgas Parties is a party or bound or to which their respective properties are subject is in breach, default or violation under any such agreement (and no event has occurred that, with notice or lapse of time or both, would constitute such an event), which breach, default or violation would reasonably be expected to have a Material Adverse Effect;
     (nn) Internal and Disclosure Controls. The Partnership and the Operating Partnership maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Partnership and the Operating Partnership in reports that they file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the General Partner’s management as appropriate to allow timely decisions regarding required disclosure; the Partnership and the Operating Partnership maintain systems of “internal control over financial reporting” as such term is defined in Rule 13a-15(f) of the Exchange Act; the Partnership and the Operating Partnership have carried out evaluations of the effectiveness of their disclosure controls and procedures and internal control over financial reporting as required by Rule 13a-15 of the Exchange Act; and since the date of the most recent balance sheet of the Partnership reviewed or audited by Deloitte & Touche LLP and the Audit Committee of the Board of Directors of the General Partner, (i) the Ferrellgas Parties have not been advised of (A) any “significant deficiencies” or “material weaknesses” (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X under the Act) in the design or operation of the internal control over financial reporting of the Partnership or the Operating Partnership that are reasonably likely to adversely affect the ability of the Partnership or the Operating Partnership to record, process, summarize and report financial data or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Ferrellgas Parties’ internal controls and (ii) there has been no change in internal control over financial reporting that materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Partnership or the Operating Partnership, including any corrective action with regard to significant deficiencies and material weaknesses;
     (oo) Sarbanes-Oxley Act. The Ferrellgas Parties and their directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission and the NYSE promulgated thereunder;
     (pp) Forward-Looking Statements. Each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;
     (qq) Statistical and Market Data. All statistical or market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Ferrellgas Parties reasonably believe to be reliable and accurate in all material respects, and the Ferrellgas Parties have obtained the written consent to the use of such data from such sources to the extent required;
     (rr) FCPA. No Ferrellgas Party nor, to the knowledge of the General Partner’s senior management or legal department, any employee or agent of the Ferrellgas Parties or any of their affiliates has made any payment of funds of the Ferrellgas Parties or their affiliates or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus;
     (ss) Prohibition on Distributions. No subsidiary of the Partnership is currently prohibited, directly or indirectly, from paying any dividends to the Partnership, from making any other distribution on such subsidiary’s capital stock or other equity interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus;
     (tt) Broker’s Fees. Except pursuant to this Agreement, no Ferrellgas Party has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;
     (uu) Stabilization. None of the Ferrellgas Parties nor, to the knowledge of the Ferrellgas Parties, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action that has constituted, or that was designed or would reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units;
     (vv) FINRA Affiliations. To the knowledge of the Ferrellgas Parties, there are no affiliations or associations between (i) any member of FINRA and (ii) the Ferrellgas Parties, any of the Ferrellgas Parties’ officers, directors or 5% or greater security holders or any beneficial owner of the Partnership’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the

Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectus; and
     (ww) Lending Relationship. Except as described in the Registration Statement (excluding the exhibits thereto), the Pre-Pricing Prospectuses and the Prospectus, no Ferrellgas Party (i) has any material lending or other relationship with any bank or lending affiliate of any Underwriter or (ii) intends to use any of the proceeds of the offering contemplated hereby to repay any outstanding debt owed to any affiliate of any Underwriter.
          In addition, any certificate signed by any officer of the Ferrellgas Parties and delivered to any Underwriter or counsel for the Underwriters in connection with the offering of the Units shall be deemed to be a representation and warranty by the Ferrellgas Parties, as to matters covered thereby, to each Underwriter.
     4. Certain Covenants of the Ferrellgas Parties. The Ferrellgas Parties, jointly and severally, hereby agree:
     (a) Blue Sky Qualification. To furnish such information as may be required and otherwise to cooperate in qualifying the Units for offering and sale under the securities or blue sky laws of such states or other jurisdictions the Representatives may designate and to maintain such qualifications in effect so long the Representatives may request for the distribution of the Units; provided, however, that no Ferrellgas Party shall be required to qualify as a foreign corporation or limited partnership or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Units); and to promptly advise the Representatives of the receipt by the Ferrellgas Parties of any notification with respect to the suspension of the qualification of the Units for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (b) Copies of Prospectus. To make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Partnership shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Units, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Partnership will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;

     (c) Post-Effective Amendments. If, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Units may be sold, to use their reasonable best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and to pay any applicable fees in accordance with the Act, as soon as possible; and to advise the Representatives promptly and, if requested by the Representatives, to confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Partnership agrees to file in a timely manner in accordance with such Rules);
     (d) New Filing or Amendment to Comply as to Form. If, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Units, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, the Registration Statement shall cease to be an “automatic shelf registration statement” (as defined in Rule 405 under the Act) or the Ferrellgas Parties shall have received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify the Representatives, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Units, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to the Representatives, (iii) use their reasonable best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify the Representatives of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Units to continue as contemplated in the Prospectus, it being understood that all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;
     (e) Expiration of Registration Statement. If the third anniversary of the initial effective date of the Registration Statement (within the meaning of Rule 415(a)(5) under the Act) shall occur at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Units, to file with the Commission, prior to such third anniversary, a new registration statement under the Act relating to the Units, which new registration statement shall comply with the requirements of the Act (including, without limitation, Rule 415(a)(6) under the Act) and shall be in a form reasonably satisfactory to the Representatives, such new registration statement to constitute an “automatic shelf registration statement” (as defined in Rule 405 under the Act); provided, however, that if the Partnership is not then eligible to file an “automatic shelf registration statement” (as defined in Rule 405 under the Act), then such new registration statement need not constitute an “automatic shelf registration statement” (as defined in Rule 405 under the Act), but the Ferrellgas Parties shall use their reasonable best efforts to cause such new registration statement to become effective under the Act as soon as practicable, but in any event within 180 days after such third anniversary and promptly notify the Representatives of such effectiveness; and to take all other action necessary or appropriate to permit the public offering and sale of the Units to continue as contemplated in the Prospectus, it being understood that all references herein to the Registration Statement shall be deemed to include each such new registration statement, if any;
     (f) Filing of Amendments or Supplements. To advise the Representatives promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use their reasonable best efforts to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus or the Prospectus, and to provide the Representatives and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing; and to file no such amendment or supplement to which the Representatives shall reasonably object in writing (unless a Ferrellgas Party is advised by legal counsel that it is required by law to make such a filing);
     (g) Exchange Act Reports. Subject to Section 4(f) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by them with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Units; to provide the Representatives, for their review and comment, with a copy of such reports and statements and other documents to be filed by them pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing; to file no such report, statement or document to which the Representatives shall have reasonably objected in writing (unless a Ferrellgas Party is advised by legal counsel that it is required by law to make such a filing); and to promptly notify the Representatives of such filing;
     (h) Filing Fees. To pay the fees applicable to the Registration Statement in connection with the offering of the Units within the time required by Rule 456(b)(1)(i) under the Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Act) and in compliance with Rule 456(b) and Rule 457(r) under the Act;

     (i) Misstatements or Omissions. To advise the Underwriters promptly of the happening of any event known to any of the Ferrellgas Parties within the period during which a prospectus relating to the Units is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Units, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 4(f) hereof, to prepare and furnish, at their expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;
     (j) Earnings Information. To make generally available to the Partnership’s security holders, and to deliver to the Representatives, an earnings statement of the Partnership (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than December 10, 2009;
     (k) Copies of Registration Statement. To furnish to the Representatives copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;
     (l) Interim Financial Statements. To furnish to the Representatives as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Ferrellgas Parties which have been read by their independent registered public accountants, as stated in their letter to be furnished pursuant to Section 6(b) hereof;
     (m) Use of Proceeds. To apply the net proceeds from the sale of the Units in the manner set forth under the caption “Use of proceeds” in the Prospectus Supplement;
     (n) Covenant to Pay Costs. To pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Basic Prospectus, each Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Units including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Units to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any agreement among Underwriters, any dealer agreements, any powers of attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Units for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Units on any securities exchange or qualification of the Units for quotation on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Units by FINRA, including the reasonable legal fees and filing fees and other disbursements of counsel to the Underwriters relating to FINRA matters, (vii) the fees and disbursements of any transfer agent or registrar for the Units, (viii) the costs and expenses of the Ferrellgas Parties relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Units to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Ferrellgas Parties and any such consultants, and the cost of any aircraft chartered in connection with the road show and (ix) the performance of the Ferrellgas Parties’ other obligations hereunder;
     (o) Compliance with Rule 433. To comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;
     (p) Lock-Up Agreement. Beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus Supplement (the “Lock-Up Period”), without the prior written consent of the Representatives, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Units or any other securities of the Partnership that are substantially similar to Common Units, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Units or any other securities of the Partnership that are substantially similar to Common Units, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Units or any other securities of the Partnership that are substantially similar to Common Units, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Units or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Units as contemplated by this Agreement, (B) the filing or effectiveness of a shelf registration statement on Form S-3 to replace the Partnership’s existing shelf registration statement on Form S-3 (File No. 333-132337), (C) issuances of Common Units upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (D) the issuance of unit options not exercisable during the Lock-Up Period pursuant to unit option plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (E) the issuance of not more than 250,000 Common Units pursuant to the Partnership’s registration statement on Form S-4 (File No. 333-132340) in connection with a currently contemplated acquisition of assets or businesses by the Partnership or the Operating Partnership and (F) issuances of Common Units in connection with the acquisition of assets or businesses by the Partnership or the Operating Partnership if the recipient(s) of such Common Units enter into a lock-up agreement substantially similar to that attached hereto as Exhibit A for the remainder of the Lock-Up Period; provided, however, that if (1) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Partnership issues an earnings release or material news or a material event relating to the Partnership occurs or (2) prior to the expiration of the Lock-Up Period, the Partnership announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 4(p) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;
     (q) Press Releases and Other Communications. Other than as required by law or the rules and regulations of the Commission or the NYSE, prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Ferrellgas Parties, the financial condition, results of operations, business, properties, assets, or liabilities of the Ferrellgas Parties, or the offering of the Units, without the prior consent of the Representatives, which consent shall not be unreasonably withheld;
     (r) Distribution of Prospectuses. At any time at or after the execution of this Agreement, to make, directly or indirectly, no offer or sale of any Units by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Units, in each case other than the Prospectus;
     (s) Stabilization. To take, directly or indirectly, no action that will constitute, or that is designed or might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units;

     (t) NYSE Listing. To use their reasonable best efforts to cause the Units to be listed on the NYSE and to maintain the listing of the Common Units, including the Units; and
     (u) Transfer Agent. To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Partnership, a registrar for the Common Units.
     5. Reimbursement of the Underwriters’ Expenses. If, after the execution and delivery of this Agreement, the Units are not delivered for any reason other than the termination of this Agreement pursuant to clause (b)(i), (iii), (iv) or (v) of the second paragraph of Section 7 hereof or the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Ferrellgas Parties, jointly and severally shall, in addition to paying the amounts described in Section 4(n) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.
     6. Conditions of the Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Ferrellgas Parties on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Ferrellgas Parties of their obligations hereunder and to the following additional conditions precedent:
     (a) The Partnership shall have furnished to the Representatives at the time of purchase and, if applicable, at each additional time of purchase, an opinion of Greenberg Traurig, LLP, counsel for the Partnership, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit B attached hereto;
     (b) The Representatives shall have received from Deloitte & Touche LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus Supplement, the time of purchase and, if applicable, each additional time of purchase, and addressed to the Underwriters (with executed copies for each Underwriter) in the forms satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any;
     (c) The Representatives shall have received at the time of purchase and, if applicable, at each additional time of purchase, the favorable opinion of Andrews Kurth LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Representatives;
     (d) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which the Representatives shall have objected in writing;
     (e) The Registration Statement and any registration statement required to be filed, prior to the sale of the Units, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act. The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act);
     (f) Prior to and at the time of purchase, and, if applicable, each additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) the Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;
     (g) The Partnership shall have delivered, at the time of purchase and, if applicable, each additional time of purchase, to the Representatives a certificate of the Chief Executive Officer and the Chief Financial Officer of the General Partner, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit C attached hereto;
     (h) The Representatives shall have received each of the signed Lock-Up Agreements referred to in Section 3(dd) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be;
     (i) The Ferrellgas Parties shall have furnished to the Representatives such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as the Representatives may reasonably request;
     (j) The Units shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be; and

     (k) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.
     7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.
          The obligations of the several Underwriters hereunder shall be subject to termination, in the absolute discretion of the Representatives, if (a) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, assets, management, condition (financial or otherwise) or results of operations of the Ferrellgas Parties taken as a whole, the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Units on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, (b) since the time of execution of this Agreement, there shall have occurred (i) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ, (ii) a suspension or material limitation in trading in the Partnership’s securities on the NYSE, (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war, or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v), in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Units on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (c) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Ferrellgas Parties by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.
          If the Representatives elect to terminate this Agreement as provided in this Section 7, the Ferrellgas Parties and each other Underwriter shall be notified promptly in writing.
          If the sale to the Underwriters of the Units, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Ferrellgas Parties shall be unable to comply with any of the terms of this Agreement, the Ferrellgas Parties shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(n), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Ferrellgas Parties under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

     8. Increase in Underwriters’ Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Units to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Units which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Units, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Units they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Units agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Units shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as the Representatives may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Units shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Units set forth opposite the names of such non-defaulting Underwriters in Schedule A attached hereto.
          Without relieving any defaulting Underwriter from its obligations hereunder, the Ferrellgas Parties agree with the non-defaulting Underwriters that they will not sell any Firm Units hereunder unless all of the Firm Units are purchased by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Ferrellgas Parties or selected by the Ferrellgas Parties with the Representatives’ approval).
          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Ferrellgas Parties for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Ferrellgas Parties or the Representatives shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.
          The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A attached hereto.
          If the aggregate number of Firm Units which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Units which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Ferrellgas Parties shall make arrangements within the five business day period stated above for the purchase of all the Firm Units which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Ferrellgas Parties to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Ferrellgas Parties. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     9. Indemnity and Contribution.
     (a) Each of the Ferrellgas Parties, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and members, any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Act) of such Underwriter, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership) or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Covered Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Partnership or in any Prospectus together with any combination of one or more of the Covered Free Writing Prospectuses, if any, or any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or any Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless Ferrellgas Parties, their directors and officers, and any person who controls the Ferrellgas Parties within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Ferrellgas Parties or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership), or any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the Representatives to the Partnership expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.
     (c) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Ferrellgas Parties or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a) or (b), respectively, of this Section 9, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, unless a court of competent jurisdiction shall have issued a final judicial determination that the indemnifying party was materially prejudiced in its defense by reason of such delay. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 9(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.
     (d) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Ferrellgas Parties, on the one hand, and the Underwriters, on the other hand, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Ferrellgas Parties, on the one hand, and of the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Ferrellgas Parties on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Partnership, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Units. The relative fault of the Ferrellgas Parties, on the one hand, and of the

Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Ferrellgas Parties or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
     (e) The Ferrellgas Parties and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.
     (f) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Ferrellgas Parties contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors, officers or members or any person (including each partner, officer, director or member of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Ferrellgas Parties, their respective directors or officers or any person who controls the Ferrellgas Parties within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Units. Each of the Ferrellgas Parties and each Underwriter agree to notify each other promptly of the commencement of any Proceeding against it and, in the case of the Ferrellgas Parties, against any of their officers or directors in connection with the issuance and sale of the Units, or in connection with the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.
     10. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the first paragraph under the subheading “—Commissions and Discounts” and under the subheading “—Price stabilization and short positions” under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-

allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 9 hereof.
     11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department; and if to the Ferrellgas Parties, shall be sufficient in all respects if delivered or sent to the Partnership at the offices of the Partnership at 7500 College Boulevard, Suite 1000, Overland Park, Kansas 66210 (facsimile: (913) 661-1537), Attention: Chief Financial Officer.
     12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
     13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Ferrellgas Parties hereby consent to the jurisdiction of such courts and personal service with respect thereto. The Ferrellgas Parties hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and each of the Ferrellgas Parties (on its behalf and, to the extent permitted by applicable law, on behalf of its securityholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Ferrellgas Parties and each Underwriter agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon them and may be enforced in any other courts to the jurisdiction of which they are or may be subject, by suit upon such judgment.
     14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Ferrellgas Parties and, to the extent provided in Section 9 hereof, the controlling persons, partners, directors, officers, members and affiliates referred to in such Section 9, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.
     15. No Fiduciary Relationship. The Ferrellgas Parties each hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Partnership’s securities. The Ferrellgas Parties each further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Ferrellgas Parties, their respective management, securityholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Partnership’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Ferrellgas Parties, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Ferrellgas Parties each hereby confirm their understanding and agreement to that effect. The Ferrellgas Parties and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Ferrellgas Parties regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Partnership’s securities, do not constitute advice or recommendations to the Ferrellgas Parties. The Ferrellgas Parties and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Ferrellgas Parties and no Underwriter has assumed, and none of them will assume, any advisory responsibility in favor of the Ferrellgas Parties with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Ferrellgas Parties on other matters). The Ferrellgas Parties hereby waive and release, to the fullest extent permitted by law, any claims that they or their affiliates may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Ferrellgas Parties in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
     16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
     17. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Ferrellgas Parties and their successors and assigns and any successor or assign of any substantial portion of the Ferrellgas Parties’ and any of the Underwriters’ respective businesses and/or assets.
     18. Miscellaneous. UBS, an indirect, wholly-owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.
[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

          If the foregoing correctly sets forth the understanding among the Ferrellgas Parties and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Ferrellgas Parties and the Underwriters, severally.

Very truly yours,

Ferrellgas Partners, L.P.

By: Ferrellgas, Inc., its general partner

By:	/s/ RYAN VANWINKLE

Name: Ryan VanWinkle
Title: Chief Financial Officer

Ferrellgas, L.P.

By: Ferrellgas, Inc., its general partner

By:	/s/ RYAN VANWINKLE

Name: Ryan VanWinkle
Title: Chief Financial Officer

Ferrellgas, Inc.

By:	/s/ RYAN VANWINKLE

Name: Ryan VanWinkle
Title: Chief Financial Officer
Signature Page to Underwriting Agreement

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A attached hereto:

UBS Securities LLC

By:	/s/ DREW HORN

Name: Drew Horn Title: Executive Director

By:	/s/ STEPHEN PERICH

Name: Stephen Perich
Title: Associate Director

Barclays Capital Inc.

By:	/s/ BILL BEURKET

Name: Bill Beurket
Title: Managing Director

Wachovia Capital Markets, LLC

By:	/s/ DAVID HERMAN

Name: David Herman
Title: Director
Signature Page to Underwriting Agreement